SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2000

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-25662                    22-2582106
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(State or other jurisdiction      (Commission               (I.R.S. Employer
of incorporation)                File Number)              Identification No.)


35 Technology Drive
Warren, New Jersey                                              07059
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(Address of principal executive offices)                      (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On November 30, 2000, ANADIGICS, Inc. (the "Company") entered into Amendment No. 1 ("Amendment No. 1") to the Company's Shareholder Rights Agreement dated as of December 17, 1998 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. Amendment No. 1 amends the definition of "Substantial Block" to increase the number of shares of voting stock from 15% to 18% or more of the aggregate voting power of all outstanding shares of the Company's voting stock.

     A copy of Amendment No. 1 is filed herewith as Exhibit 3.5 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

     3.5 Amendment No. 1 dated as of November 30, 2000, to the Company's Rights Agreement dated as of December 17, 1998.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ANADIGICS, INC.




Date:  December 4, 2000           By:           /s/  Thomas C. Shields
                                       -----------------------------------------
                                        Name:       Thomas C. Shields
                                        Title:      Chief Financial Officer





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


                                  EXHIBIT INDEX



Number                      Description

     3.5 Amendment No. 1 dated as of November 30, 2000, to the Company's Shareholder Rights Agreement dated as of December 17, 1998.













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